Exhibit 99.1

CLEAR SKIES SECURITY, LLC

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2019 AND 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Members of

Clear Skies Security LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Clear Skies Security LLC (the “Company”) as of December 31, 2019 and 2018, the related statements of operations, changes in members’ equity, and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations, changes in members’ equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Semple, Marchal & Cooper, LLP

Certified Public Accountants

We have served as the Company’s auditor since 2020.

Phoenix, Arizona

October 15, 2020

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CLEAR SKIES SECURITY, INC.

BALANCE SHEETS

	December 31,	December 31,
	2019	2018

ASSETS

Current Assets:
Cash and cash equivalents	$68,254	$69,164
Accounts receivable	176,395	449,377
Total Current Assets	244,649	518,541

Total Assets	$244,649	$518,541

LIABILITIES AND MEMBERS’ EQUITY

Current Liabilities:
Accounts payable	$12,251	$17,950
Total Current Liabilities	12,251	17,950

Total Liabilities	12,251	17,950

Commitments and Contingencies

Members’ equity	232,398	500,591

Total Liabilities and Members’ Equity	$244,649	$518,541

The accompanying notes are an integral part of these financial statements.

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CLEAR SKIES SECURITY, LLC

STATEMENTS OF OPERATIONS

	Years Ended
	December 31, 2019	December 31, 2018

Revenue:
Penetration testing	$723,749	$838,412
Application assessments	130,585	151,273
Other professional services	252,316	292,290
Total revenue	1,106,650	1,281,975

Cost of revenue	698,202	828,920

Gross profit	408,448	453,055

Operating expenses:
Salaries and benefits	487,715	439,456
Selling, general and administrative	167,773	174,552
Total operating expenses	655,488	614,008

Loss from operations	(247,040)	(160,953)

Other income:
Interest income	147	158

Total other income	147	158

Net loss	$(246,893)	$(160,795)

The accompanying notes are an integral part of these financial statements.

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CLEAR SKIES SECURITY, LLC

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

	Members’
	Equity	Total

Balance at January 1, 2018	$661,386	$661,386

Net loss	(160,795)	(160,795)
Balance as of December 31, 2018	$500,591	$500,591

Balance at January 1, 2019	$500,591	$500,591

Distributions to members	(21,300)	(21,300)
Net loss	(246,893)	(246,893)
Balance as of December 31, 2019	$232,398	$232,398

The accompanying notes are an integral part of these financial statements.

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CLEAR SKIES SECURITY, LLC

STATEMENTS OF CASH FLOWS

	Years Ended
	December 31, 2019	December 31, 2018
Cash flows from operating activities:
Net Loss	$(246,893)	$(160,795)
Changes in operating assets and liabilities:
Accounts receivable	272,982	265,757
Accounts payable	(5,699)	(45,466)

Net cash provided by operating activities	20,390	59,496

Cash flows from financing activities:
Distributions to members	(21,300)	-

Net cash used in financing activities	(21,300)	-

Net increase (decrease) in cash and cash equivalents	(910)	59,496

Cash and cash equivalents - beginning of period	69,164	9,668

Cash and cash equivalents - end of period	$68,254	$69,164

Supplemental cash flow information:
Cash paid for:
Interest	$-	$-

The accompanying notes are an integral part of these financial statements.

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CLEAR SKIES SECURITY, LLC

NOTES TO FINANCIAL STATEMENTS

Note 1 – organization and business operations

Corporate History

Clear Skies Security, LLC (“Clear Skies” or the “Company”) was formed on October 8, 2008 as a Georgia limited liability company. The Company’s principal offices are located at 12460 Crabapple Road, Suite 202-253, Alpharetta, Georgia 30004.

Business Overview

The Company is a security consulting company that specializes in finding potential security flaws in networks and applications before they can be used for malicious purposes. The Company’s goal is to ensure its intelligence secures its customers’ intelligence. The Company offers tailored consulting services with various supplemental services such as penetration testing, application testing, and internal security assessments.

NOTE 2 – LIQUIDITY

The accompanying financial statements have been prepared on the basis that the Company will continue as a going concern, which contemplates realization of assets and the satisfaction of liabilities in the normal course of business. At December 31, 2019, the Company had a members’ equity surplus and working capital surplus each of $232,399. For the year ended December 31, 2019, the Company had a loss from operations of $247,040 and positive cash flows from operating activities of $20,389. Although the Company is showing consistent revenues and gross profit trends, the Company expects to incur further losses through the end of 2020.

To date the Company has been funding operations through revenues generated by the Company’s services. On May 8, 2020, the Company entered into a loan payable under the U.S. Small Business Administration’s Paycheck Protection Program with a financial institution for $132,400.

Based on its current cash resources and commitments, the Company believes it will be able to maintain its current planned development and corresponding level of expenditures for at least twelve months from the date of the issuance of these financial statements, although no assurance can be given that it will not need additional funds prior to such time.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements. Such financial statements and accompanying notes are the representations of the Company’s management, who is responsible for their integrity and objectivity.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses and disclosure of contingent liabilities at the date of the financial statements. The Company bases its estimates and assumptions on historical experience, known or expected trends and various other assumptions that it believes to be reasonable. As future events and their effects cannot be determined with precision, actual results could differ from these estimates, which may cause the Company’s future results to be affected.

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The Company believes the following critical accounting policies affect its more significant judgments and estimates used in the preparation of the financial statements. Significant estimates include the allowance for doubtful accounts.

Revenue

The Company accounts for revenue in accordance with ASC Topic 606, Revenue from Contracts with Customers, which the Company adopted beginning on January 1, 2018, utilizing the modified retrospective method. The approach was applied to contracts that were in process as of January 1, 2018. The adoption of ASC Topic 606 did not have an impact on the Company’s reported revenue or contracts in process at January 1, 2018. The reported results for the years ended December 31, 2019 and 2018 reflect the application of ASC Topic 606.

The Company evaluates the criteria outlined in ASC Topic 606, Principal Agent Considerations, in determining whether it is appropriate to record gross amount of product and services sales and related costs or the net amount earned as revenue. Generally, when the Company is primarily obligated in a transaction, has latitude in establishing prices and selecting suppliers, or has several but not all of these indicators, revenue is recorded at the gross amount. If the Company is not primarily obligated and amounts earned are determined using a fixed percentage, a fixed-payment schedule, or a combination of the two, the Company generally records the net amounts as revenue earned. The Company has determined that it acts as the principal in its revenue transactions with customers.

The Company’s revenues are derived from consulting service offerings. With respect to consulting services, the Company provides penetration testing, application testing, and internal security assessments.

Revenue Streams

The Company has three revenue streams, penetration testing, application assessments, and other professional services. The Company derives its revenues from penetration testing from examining a customer’s entire information technology (“IT”) environment for vulnerabilities, at all levels of the infrastructure to include the network, operating systems, and common application services. The Company derives its revenues from application assessments from rapid security assessments of a customer’s applications vulnerabilities before they go live, or utilizing reoccurring testing to ensure the applications remain secure. The Company derives its revenues from other professional services from utilizing technical testing with best-practices reviews of infrastructure and configurations to provide a comprehensive view of the current state of the customer’s security controls on the network, code review and social engineering.

Performance Obligations

The transaction price of the Company’s contracts is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. The Company has determined the performance obligations for the following services:

● Penetration Testing: Management has determined that services provided for penetration testing services contain a single performance obligation. The Company bills the client and recognizes revenue at the point of delivery of the assessment report.

● Application Assessments: Management has determined that services provided for application assessment services contain a single performance obligation. The Company bills the client and recognizes revenue at the point of delivery of the assessment report.

● Other Professional Services: Management has determined that services provided for other professional services contain a single performance obligation. The Company bills the client and recognizes revenue at the point of delivery of the assessment report.

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Practical Expedients

As part of ASC Topic 606, the Company has adopted several practical expedients including the following: (i) the Company has determined that it need not adjust the promised amount of consideration for the effects of a significant financing component since the Company expects, at contract inception, that the period between when the Company transfers a promised service to the customer and when the customer pays for that service will be one year or less and (ii) the Company recognizes any incremental costs of obtaining a contract as an expense when incurred if the amortization period of the asset that the entity otherwise would have recognized is one year or less.

Disaggregated Revenues

Revenue consists of the following by service offering for the fiscal year ended December 31, 2019:

Penetration Testing	Application Assessments	Other Professional Services	Total

$723,749	$130,585	$252,316	$1,106,650

Revenue consists of the following by service offering for the fiscal year ended December 31, 2018:

Penetration Testing	Application Assessments	Other Professional Services	Total

$838,412	$151,273	$292,290	$1,281,975

Contract Modifications

There were no contract modifications during the years ended December 31, 2019 and 2018. Contract modifications are not routine in the performance of the Company’s contracts.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

Accounts Receivable

Accounts receivable are reported at their outstanding unpaid principal balances, net of allowances for doubtful accounts. The Company periodically assesses its accounts and other receivables for collectability on a specific identification basis. The Company provides for allowances for doubtful receivables based on management’s estimate of uncollectible amounts considering age, collection history, and any other factors considered appropriate. Payments are generally due within 30 days of invoice. The Company writes off accounts receivable against the allowance for doubtful accounts when a balance is determined to be uncollectible. As of December 31, 2019 and 2018, the Company did not record an allowance for doubtful accounts.

Advertising and Marketing Costs

The Company expenses advertising and marketing costs as they are incurred. Advertising and marketing expenses were $9,032 and $811 for the years ended December 31, 2019 and 2018, respectively, and are recorded in selling, general and administrative expenses on the statements of operations.

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Fair Value Measurements

As defined in ASC 820, Fair Value Measurement, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). The Company utilizes market data or assumptions that market participants would use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market corroborated, or generally unobservable. ASC 820 establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). This fair value measurement framework applies at both initial and subsequent measurement.

Level 1:	Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Pricing inputs are other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reported date. Level 2 includes those financial instruments that are valued using models or other valuation methodologies. These models are primarily industry-standard models that consider various assumptions, including quoted forward prices for commodities, time value, volatility factors and current market and contractual prices for the underlying instruments, as well as other relevant economic measures. Substantially all of these assumptions are observable in the marketplace throughout the full term of the instrument, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

Level 3:	Pricing inputs include significant inputs that are generally less observable from objective sources. These inputs may be used with internally developed methodologies that result in management’s best estimate of fair value. The significant unobservable inputs used in the fair value measurement for nonrecurring fair value measurements of long-lived assets include pricing models, discounted cash flow methodologies and similar techniques.

Fair Value of Financial Instruments

The carrying value of cash, accounts receivable, and accounts payable approximate their fair values using Level 3 inputs, based on the short-term maturity of these instruments.

Income Taxes

The Company is treated as a partnership for income tax purposes. Accordingly it is not subject to U.S. federal, state and local income taxes since all income, gains and losses are passed through to its members. Therefore, no provision, liability, or benefit for income taxes has been included in these financial statements. Additionally, since the Company is treated as a partnership for U.S. tax purposes, the 2017 U.S. tax reform, which was enacted on December 22, 2017, has no impact on the Company or the financial statements. The Company is generally subject to tax audits for its federal and state tax returns for tax years since 2016.

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The standard requires all leases that have a term of over 12 months to be recognized on the balance sheet with the liability for lease payments and the corresponding right-of-use asset initially measured at the present value of amounts expected to be paid over the term. Recognition of the costs of these leases on the income statement will be dependent upon their classification as either an operating or a financing lease. Costs of an operating lease will continue to be recognized as a single operating expense on a straight-line basis over the lease term. Costs for a financing lease will be disaggregated and recognized as both an operating expense (for the amortization of the right-of-use asset) and interest expense (for interest on the lease liability). This standard is effective for the Company’s interim and annual periods beginning January 1, 2022. Management does not believe that adoption of ASU 2016 - 02 will have a material impact on the Company’s financial statements and related disclosures.

All other newly issued but not yet effective accounting pronouncements have been deemed to be not applicable or immaterial to the Company.

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Note 4 – MEMBERS’ Equity

During the years ended December 31, 2019 and 2018, the Company distributed capital of $21,299 and $0, respectively.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Office and Rental Property Leases

The Company does not lease office space.

Legal Claims

There are no material pending legal proceedings in which the Company or any of its subsidiaries is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of its voting securities, or security holder is a party adverse to us or has a material interest adverse to the Company.

NOTE 6 – RELATED PARTY TRANSACTIONS

Consulting Services with MacKenzie Consulting

The Company employed MacKenzie Consulting, Inc., a Georgia corporation, of which Brad MacKenzie, Chief Executive Officer to the Company, is the sole shareholder, to provide bookkeeping services to the Company. In consideration for these services, the Company paid to MacKenzie Consulting $20,000 during the year ended December 31, 2019.

NOTE 7 – CONCENTRATION OF CREDIT RISK

Cash Deposits

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits. Accounts at each institution are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. As of December 31, 2019 and 2018, the Company had no amounts in excess of the FDIC insured limit.

Revenues

One client accounted for 14% of revenue for the year ended December 31, 2019.

Two clients accounted for 22% of revenue for the year ended December 31, 2018, as set forth below:

Client A	12%
Client B	10%

Accounts Receivable

Five clients accounted for 71% of the accounts receivable as of December 31, 2019, as set forth below:

Client A	17%
Client B	16%
Client C	14%
Client D	14%
Client E	10%

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Four clients accounted for 54% of the accounts receivable as of December 31, 2018, as set forth below:

Client A	18%
Client B	15%
Client C	11%
Client D	10%

Accounts Payable

One vendor accounted for 82% of the accounts payable as of December 31, 2019.

Two vendors accounted for 100% of the accounts payable for the year ended December 31, 2018, as set forth below:

Vendor A	56%
Vendor B	44%

NOTE 8 – SUBSEQUENT EVENTS

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus (“COVID-19”) as a pandemic which continues to spread throughout the United States and the world. The Company is monitoring the outbreak of COVID-19 and the related business and travel restrictions and changes to behavior intended to reduce its spread, in addition to the impact on its employees. Due to the rapid development and fluidity of this situation, the magnitude and duration of the pandemic and its impact on the Company’s operations and liquidity is uncertain as of the date of this report. While there could ultimately be a material impact on operations and liquidity of the Company, at the time of issuance, the impact could not be determined. Management does not believe COVID-19 had a material impact on the Company’s revenues, when compared to prior years, through the date of filing of these financial statements.

On May 8, 2020, under the U.S. Small Business Administration’s Paycheck Protection Program, the Company entered into a loan payable with a financial institution for $134,200 at an interest rate of 1% per annum and a maturity date of May 8, 2022. Pursuant to the loan, principal and interest payments are deferred for six months. The Company may apply for loan forgiveness at any time during the 24-week period beginning on May 5, 2020. If the Company does not apply for loan forgiveness the Company will be required to make monthly payments of $5,650 starting on December 8, 2020. All remaining principal and interest is due and payable at the maturity date. At any time during the term of the loan, the loan holder may call all remaining amounts owed in full.

On July 31, 2020, the Company and its equity holders entered into a share purchase agreement with Cerberus Cyber Sentinel Corporation (“Cerberus”), a Delaware corporation. A a result of the transaction, the Company became a wholly-owned subsidiary of Cerberus.

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